UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Consent Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

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Argo Group Provides Update to Shareholders

Announces retirement of five directors as of 2020 Annual General Meeting

2020 Annual General Meeting to be convened as early as March 2020

Files definitive consent revocation statement

HAMILTON, Bermuda – December 12, 2019 – The Board of Directors of Argo Group International Holdings, Ltd. (NYSE: ARGO) (“Argo” or the “Company”), an international underwriter of specialty insurance and reinsurance products in the property and casualty market, today provided shareholders with an update on its Board refreshment process.

Board Refreshment

As announced in August 2019, the Board has been conducting a proactive refreshment process. In connection therewith, five members of the Board have announced that they will retire as of the Company’s 2020 Annual General Meeting of Shareholders (AGM). The Board has engaged a leading national executive search firm to identify highly-qualified director candidates. The Company welcomes input from shareholders in the director search process. The members who will retire from the Board are the following:

•	Gary V. Woods, Chairman

•	F. Sedgwick Browne, Risk & Capital Committee Chair

•	Hector De Leon, Member of Audit and Human Resources Committees

•	Mural R. Josephson, Audit Committee Chair

•	John R. Power, Jr., Human Resources Committee Chair

The Company will also move forward the date of its 2020 AGM to as early as March 2020 (as opposed to the usual May timeframe). As previously disclosed, the Board intends to present proposals at the 2020 AGM to declassify the Board and reduce the maximum size of the Board from 13 to 11 director seats. The Board will also present to shareholders its revised executive compensation program. Argo will announce the specific date for the 2020 AGM in due course.

Update on Consent Solicitation

On December 6, 2019, Voce Capital Management LLC (“Voce”), filed with the U.S. Securities and Exchange Commission (SEC) a definitive consent statement to solicit consents to convene a special general meeting of Argo shareholders to remove five members of the Board and elect five new directors. The Board has concluded that such a special general meeting is unnecessary given its ongoing corporate governance review and Board refreshment process which has resulted in the aforementioned changes. With the retirement of five members of the Board and an accelerated timeline for the 2020 AGM, the Board does not believe it is constructive to call a special general meeting that would be convened a few weeks before the 2020 AGM and entail unnecessary costs and distraction.

Accordingly, Argo has filed today a definitive consent revocation statement with the SEC. The Board urges shareholders to sign and return Argo’s WHITE consent revocation card and disregard any blue consent cards received from Voce.

ABOUT ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

ABOUT ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Argo Group International Holdings, Ltd. (NYSE: ARGO) is an international underwriter of specialty insurance and reinsurance products in the property and casualty market. Argo Group offers a full line of products and services designed to meet the unique coverage and claims handling needs of businesses in two primary segments: U.S. Operations and International Operations. Argo Group’s insurance subsidiaries are A.M. Best-rated ‘A’ (Excellent), and Argo Group’s U.S. insurance subsidiaries are Standard and Poor’s-rated ‘A-’ (Strong). More information on Argo Group and its subsidiaries is available at www.argolimited.com.

Important Additional Information and Where to Find It

The Company has filed a definitive consent revocation statement and accompanying WHITE consent revocation card and other relevant documents with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING WHITE CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at https://www.argolimited.com/investors/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its Directors and certain of its officers and employees are participants in the solicitation of consent revocations from the Company’s shareholders. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s Directors and executive officers is set forth in the Company’s definitive consent revocation statement filed with the SEC.

FORWARD-LOOKING STATEMENTS

This press release may include forward-looking statements that reflect our current views with respect to future events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “does not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Argo Group’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, voting results from and other matters related to the Annual General Meeting, including compensation matters. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of Argo Group on file with or furnished to the U.S. Securities and Exchange Commission. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Argo Group or its business or operations. Except as required by law, Argo Group undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts

Investors:

Brett Shirreffs

Investor Relations

212.607.8830

brett.shirreffs@argogroupus.com

Media:

David Snowden

Senior Vice President, Group Communications

210.321.2104

david.snowden@argogroupus.com